SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           25-Nov-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-02             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Nov-03   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Nov-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         25-Nov-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Nov-03

DISTRIBUTION SUMMARY

Class   Orig Bal       Beg Bal         Prin        Rate           Int
 A-1  315,500,000    246,749,257   17,951,828    1.61000%       320,020
 A-2  210,750,000    181,690,635    5,555,255    1.59000%       232,715
A-IO  273,650,000    222,788,744        0        6.88000%      1,833,813
 M-1  36,000,000     36,000,000         0        2.12000%       61,480
 M-2  20,500,000     20,500,000         0        3.02000%       49,872
 M-3   9,400,000      9,400,000         0        3.22000%       24,383
 B-1  18,750,000     18,750,000         0        4.37000%       66,005
 B-2   7,850,000      7,850,000         0        5.37000%       33,958
 B-3   6,250,000      6,250,000         0        5.42000%       27,288
  X   625,000,050    535,694,715        0                       265,651
  R       50              0             0        1.59000%          0
Total 625,000,050    527,189,892   23,507,083                  2,915,185

Class     Loss        Total Dist    Int Short     End Bal
 A-1      N/A        18,271,848         0      228,797,429
 A-2      N/A         5,787,970         0      176,135,380
A-IO      N/A         1,833,813         0      210,565,061
 M-1      0.00         61,480           0       36,000,000
 M-2      0.00         49,872           0       20,500,000
 M-3      0.00         24,383           0       9,400,000
 B-1      0.00         66,005           0       18,750,000
 B-2      0.00         33,958           0       7,850,000
 B-3      0.00         27,288           0       6,250,000
  X       N/A          265,651          0      513,057,810
  R       N/A             0             0           0
Total     0.00       26,422,268         0      503,682,809

AMOUNTS PER $1,000 UNIT


Class    Cusip           Prin          Int         Total
 A-1   22541NYZ6     56.89961274   1.01432672  57.91393946
 A-2   22541NZA0     26.35945386   1.10422501  27.46367886
A-IO   22541NZB8     0.00000000    6.70130926   6.70130926
 M-1   22541NZD4     0.00000000    1.70777778   1.70777778
 M-2   22541NZE2     0.00000000    2.43277756   2.43277756
 M-3   22541NZF9     0.00000000    2.59388936   2.59388936
 B-1   22541NZG7     0.00000000    3.52027787   3.52027787
 B-2   22541NZH5     0.00000000    4.32583312   4.32583312
 B-3   22541NZJ1     0.00000000    4.36611040   4.36611040
  X    22541NYY9     0.00000000    0.42504120   0.42504120
  R    22541NZC6     0.00000000    0.00000000      0.00

        Interest
     Carry-forward
Class    Amount        End Bal
 A-1  0.00000000    725.18995049
 A-2  0.00000000    835.75506524
A-IO  0.00000000    769.46852139
 M-1  0.00000000    1000.00000000
 M-2  0.00000000    1000.00000000
 M-3  0.00000000    1000.00000000
 B-1  0.00000000    1000.00000000
 B-2  0.00000000    1000.00000000
 B-3  0.00000000    1000.00000000
  X   0.00000000    820.89243055
  R   0.00000000     0.00000000

                                     GROUP 1      GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                  312,328,787  223,365,928     535,694,715
     Scheduled Principal               235,822      189,005         424,827
     Prepayments (Incls Curtail)    16,635,750    4,869,558      21,505,308
     Net Liquidation Proceeds          354,943      272,241         627,184
     Loan Purchase Prices                    0            0               0
     Total Principal Remittance     17,226,514    5,330,804      22,557,318
     Net Realized Losses                46,396       33,190          79,586
Ending Balance                     295,055,876  218,001,934     513,057,810
Ending Count                             2,230        1,315           3,545

Aggregate End Coll Bal             295,055,876  218,001,934     513,057,810

Ending Overcollateralization Amount                               9,375,001

Prefunding Account:
Beginning Balance                            0            0               0
Subsequent Transfer                          0            0               0
Added to available cert prin                 0            0               0
Amount in Prefund Acct                       0            0               0

Interest Distributions:
Sched Int - Net Serv Fee & lpmi      2,001,470    1,330,115       3,331,585
Less RAIS                                    0            0               0
Less NPPIS                                   0            0               0
Less Nonrecoverable Advances                 0           53              53
                                     2,001,470    1,330,062       3,331,532
Capitalized Interest Account:
Beginning Balance                                                         0
less: Cap Int Require                        0            0               0
less: W/draw Overfund Int Amt to Depositor                                0
Ending Balance                                                            0

Servicing Fee                          122,293       87,339         209,632
Trustee Fee                              1,093          782           1,875
Credit Risk Manager Fee                  4,555        3,257           7,812
LPMI                                         0           29              29
Back-Up Servicing Fee                    7,808        5,578          13,386

Current Advances as of determination date                         1,671,720
Outstanding Advances  (end of prior calendar month)               1,483,104

Has Fairbanks failed the Termination Test                                 NO


Delinquency Information
     30-59 days delinquent         60-89 days delinquent
         Count              Balance   Count          Balance
Grp 1     70             8,858,793     25         3,180,806
Grp 2     31             5,080,370     15         1,884,998
Total     101           13,939,162     40         5,065,804
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     90 or more days delinquent
         Count              Balance
Grp 1     15             1,669,279
Grp 2     14             1,437,529
Total     29             3,106,808
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     Outstanding Loans
         Count              Balance
Grp 1    2,230         295,055,876
Grp 2    1,315         218,001,934
Total    3,545         513,057,810

     Foreclosure
Grp 1    Count              Balance
Grp 2     68             9,060,380
Total     39             6,059,785
          107           15,120,165
     Bankruptcy
         Count              Balance
Grp 1     34             4,246,253
Grp 2     14             1,898,154
Total     48             6,144,407

                   REO
         Count              BalanceMarket Value
Grp 1     10             1,207,526   1,217,900
Grp 2      1               304,886     250,000
Total     11             1,512,412   1,467,900

# of Loans for which Prepay Prems were collected                        106
Prin Bal of Loans for which Prepay Prems were collected          16,533,924
Current amount of Prepayment Premiums                               556,491

Current Delinquency Rate (60+days)                                  6.03238%
Rolling Three Month Delinquency Rate (60+days)                      5.21848%

Number of Loans Repurchased                                               0
Principal Balance of Loans Repurchased                                    0

Realized Losses incurred during the related Due Period               79,586
Cumulative Realized Losses since Startup Day                        209,002

Weighted Average Term to Maturity of Mortgage Loans                     342
Weighted Average Gross Coupon of Mortgage Loans                     7.93657%
Weighted Average Net Coupon of Mortgage Loans                       7.41501%

Aggregate number of Mortgage Loans in the pool                        3,545

Insured Payment on Class As                                               0

Senior Enhancement Percentage                                      20.02163%

Net Excess Spread                                                   2.56475%

Deposit to Basis Risk Reserve Fund                                        0
Basis Risk Reserve Fund Balance                                       5,000

Interest Rate Cap Account
     Beginning Balance                                                    0
     Deposits                                                             0
     Withdrawals                                                          0
     Ending Balance                                                       0
     Target Amt for the preceding Dist Date                         870,178




     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA as Trustee